
C12

BK TECHNOLOGIES

FOURTH QUARTER 2022 EARNINGS RESULTS

NYSE American: BKTI

March 16, 2023

DISCLOSURES

Forward-Looking Statements

This presentation contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to, statements regarding the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks, some of which have been, and may further be, exacerbated by the COVID-19 pandemic and the ongoing war in Ukraine, include, among others, the following: changes or advances in technology; the success of our land mobile radio product line; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned new BKR Series product line; competition in the land mobile radio industry; general economic and business conditions, including inflationary pressures, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the ongoing effects of the COVID-19 pandemic and the ongoing war in Ukraine, including the impact of related sanctions being imposed by the U.S. Government and the governments of other countries, impact of potential reprisals as a consequence of the war in Ukraine and any related sanctions; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of the COVID-19 pandemic or the ongoing war in Ukraine on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies, as well as any further impact resulting from the COVID-19 pandemic or the ongoing war in Ukraine; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events, such as the COVID-19 pandemic and the ongoing war in Ukraine; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

FOURTH QUARTER HIGHLIGHTS

RECORD RADIO SHIPMENTS

- 11,200 radios shipped in the Q4
- 25,200 radios shipped for 2022
- Supply chain issues experienced in Q1 and Q2 have been mitigated
- Production lines are fully operational

PROGRESSING TOWARDS BKR 9000 MULTIBAND RADIO LAUNCH

- Submitted for FCC filing last December
- Expect to receive FCC certification shortly

SAAS BUSINESS UNIT LAUNCHES InteropONE

- Field trials started with Federal, State and Local agencies
- Production platform commenced commercial service in January 2023
- First subscription order received in February 2023

RECORD RADIO SHIPMENTS



RADIO UNITS SHIPPED QUARTERLY
2,500
6,100
5,350
11,200
Q1'22
Q2'22
Q3'22
Q4'22
Record number of radios shipped

Material Shortages Cleared in Time for Q4 Shipments

POSITIONED FOR SIGNIFICANT GROWTH

RADIO UNITS SHIPPED ANNUALLY



22,500
25,200
32,000-
36,000
2021
2022
2023
(Projected)

2023 Growth is Projected Between 25-40%

PROGRESS ADVANCING BKR 9000: SUBMITTED TO FCC

PROGRESS TOWARDS LAUNCH


BKR 9000
BK

- **December 2022/January 2023**
  - Delivered radios for FCC testing and certification
  - Destructive testing conducted, but even driving over the BKR9000 with a 13-ton fire truck could not stop it from working

- **March/April 2023**
  - Expect to receive FCC Certification
  - Pre-Orders have sold out the first 3 months of production





InteropONE : SAAS BUSINESS UNIT LAUNCHES InteropONE

POTENTIAL $150M MARKET OPPORTUNITY

- Federal – Field trials underway with various agencies under DHS, DOJ, USDA and DOI
- Received first purchase order for InteropONE PTToC service from large public safety agency in a top five U.S. metropolitan market

BKRplay®

Available for download from Apple and Android Stores


InteropONE
ON DEMAND
INCIDENT
COMMAND
Dynamically connect with your network of heroes.

FINANCIAL RESULTS

(in thousands)	4Q'22	4Q'21	12 months ended 12/31/22	12 months ended 12/31/21
Sales	$20,339	$12,839	$50,951	$45,364
Gross Margin	22%	36%	19%	36%
SG&A	$5,973	$4,423	$20,925	$17,457
Operating (loss)	$(1,566)	$227	$(11,081)	$(1,196)
Net income (loss)	$(961)	$(303)	$(11,633)	$(1,701)

(in thousands)	December 31, 2022	December 31, 2021
Cash & Cash Equivalents	$1,918	$10,580
Working Capital	$13,247	$25,234
Long-term debt	$329	$605

- Revenue increased 58% to $20.3 million; Lower gross margins generally reflect cost increases in material and freight costs and a one-time inventory adjustment of $254,000 for components related to the BKR product line
- SG&A increase related to one-time write-off of $646,000 of new product development components not included in final design of BKR 9000 radio
- Net loss impacted by previously mentioned one-time inventory adjustments and write offs; Non-GAAP adjusted net income excluding $254,000 one-time inventory adjustment and $646,000 write-off of new product development components was $(61,000) or $0.00 per share
- $1.9 million in cash and cash equivalents at December 31, 2022; working capital of $13.2 million; only $329,000 in long-term debt

FOCUS FOR 2023

1. **Level Load Production**
   - Capacity set to produce up to 10,000 radios per quarter, 40,000 for full year 2023
   - Targeting production of 8,000 to 10,000 radios per quarter
   - Targeting shipment of 32,000 to 36,000 radios for full year 2023
2. **Targeting Gross Margin Improvement to 35%+ for full year 2023**
   - Product cost down programs identified and being worked
3. **Establishing beachheads in the Federal, State and Local public safety markets for BKR 9000 and InteropONE**

2023 Positions BK for Improved Gross Margins and Continued Growth

THE FUTURE OF BK TECHNOLOGIES: TARGETING $100M IN REVENUES BY 2025


POLICE

- Create a leader in the public safety industry specializing in personal communications devices that maximize safety and efficiency for first responders
- BKR 5000 continues to gain traction in the market; BKR 9000 positioned to significantly expand LMR verticals
- LMR/LTE opportunity is broad and expanding; new SaaS business unit developing innovative services to capture LTE market share and drive additional BKR radio sales
  - Launch of InteropONE enhances ability to address new public safety verticals

Q&A



Appendix

NON-GAAP RECONCILIATION

	Three Months Ended		Twelve Months Ended	
	(Unaudited)			
	12/31/22	12/31/21	12/31/22	12/31/21
Sales, net	$ 20,339	$ 12,839	$ 50,951	$ 45,364
Net loss	$ (961)	$ (303)	$ (11,633)	$ (1,701)
Non-GAAP adjustments:				
Non-cash inventory adjustment	254	-	254	-
Non-cash new product development adjustment	646	-	646	-
Total Non-GAAP adjustments	900	-	900	-
Non-GAAP Adjusted Net loss	$ (61)	$ (303)	$ (10,733)	$ (1,701)
Net loss per share - basic	$ (0.00)	$ (0.02)	$ (0.63)	$ (0.11)
Net loss per share - diluted	$ (0.00)	$ (0.02)	$ (0.63)	$ (0.11)
Weighted average common shares outstanding, basic	16,974	16,820	16,911	14,941
Weighted average common shares outstanding, diluted	16,974	16,820	16,911	14,941